UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 26, 2006


                            TF FINANCIAL CORPORATION
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


            Delaware                 0-24168             74-2705050
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission         (IRS Employer
       of incorporation)          File Number)        Identification No.)


3 Penns Trail, Newtown, Pennsylvania                        18940
--------------------------------------------------------------------------------
(Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (215) 579-4000
                                                           --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written  communications  pursuant to Rule 425 under the  Securities  Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

                            TF FINANCIAL CORPORATION
                    INFORMATION TO BE INCLUDED IN THE REPORT

                Section 1 - Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

         The following payments for the fiscal year ended December 31, 2005 to directors and executive officers of the Registrant under the Registrant's Incentive Compensation Plan have been approved.

 Robert N. Dusek                    $54,009
 Carl F. Gregory                    $18,215
 George A. Olsen                    $39,743
 Albert M. Tantala                  $17,897
 Dennis L. McCartney                $20,444
 John R. Stranford                   $7,643

 Kent C. Lufkin                    $113,534
 Dennis R. Stewart                  $75,320
 Floyd P. Haggar                    $52,336

                        Section 2 - Financial Information

Item 2.02  Results of Operation and Financial Condition.

         On January 26, 2006, the Registrant issued a press release to report its results of operations for the three and twelve months ended December 31, 2005. A copy of the press release is included with this Form 8-K as an exhibit.

                  Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

         (d) Exhibits

         Exhibit 99 -- Press Release dated January 26, 2006.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                            TF FINANCIAL CORPORATION


Date: January 31, 2006                      By: /s/Dennis R. Stewart
                                                --------------------------------
                                                Dennis R. Stewart
                                                Executive Vice President and
                                                Chief Financial Officer